Exhibit 10.6
AMENDMENT No. 1 of LNG SALE AND PURCHASE AGREEMENTS 1 & 2
THIS AMENDMENT NO. 1 OF LNG SALE AND PURCHASE AGREEMENT 1 and LNG SALE AND PURCHASE AGREEMENT 2 (this “Amendment”), dated August 1, 2022, is hereby entered into by and between Driftwood LNG LLC, a limited liability company incorporated under the laws of Delaware whose principal place of business is located at 1201 Louisiana Street, Suite 3100, Houston, TX 77002 (USA) (“Seller”), and Shell NA LNG LLC, a limited liability company incorporated under the laws of Delaware whose principal place of business is located at 1000 Main St., Level 12, Houston, TX 77002 (“Buyer”). Buyer and Seller are each referred to herein as a “Party” and collectively as the “Parties”.
WHEREAS, the Parties entered into certain LNG Sale and Purchase Agreement 1 and LNG Sale and Purchase Agreement 2, each dated July 29, 2021 (each an “Agreement” and together the “Agreements”); and

WHEREAS, the Parties desire to amend the Agreements in accordance with the terms hereof.
NOW, THEREFORE, in consideration of the mutual covenants and agreements made herein, the Parties, intending to be legally bound, hereby agree as follows:
AGREEMENT
1.Definitions. Capitalized terms used but not defined herein shall have the meaning provided in the Agreements.
2.Amendments.
1.Parties agree to amend Section 2.3.4 (Conditions Precedent) of each Agreement to update a reference in the last sentence, so that Section 2.3.4 reads as follows:
“2.3.4        If either Condition Precedent has been neither satisfied nor waived by the CP Deadline (as such CP Deadline may be revised pursuant to Section 2.3.3), then at any time after such CP Deadline either Party may give to the other Party a notice of termination of this Agreement. Such notice of termination shall be effective in accordance with Section 19.3.3 if either Condition Precedent remains neither satisfied nor waived prior to the applicable termination date.
2.Parties agree to amend each Agreement to insert a new Section 2.3.5 in each Agreement, as follows:
“2.3.5        Seller shall give Buyer five (5) Day prior written notice of Seller’s estimation of the start of a 5-Day window in which the CP Fulfillment Date is likely to occur (“5-Day Window”), provided that in no event the CP Fulfillment Date shall occur prior to the start of the 5-Day Window. Seller may revise such notice, one or more times, by written notice, provided that such revision may only postpone the 5-Day Window. In the event Seller is in breach of this Section 2.3.5, this shall be a Termination Event under Section 19.2.15 and Buyer may elect to give Seller a notice of termination of this Agreement under Section 19.3.3 within five (5) Days of becoming aware of such breach.”

3.Parties agree to amend the Agreement to insert a new Section 19.2.15 as follows:
“19.2.15    in respect of Buyer, in accordance with Section 2.3.5.”

4.Parties agree to amend Section 19.3.3 (Termination) of each Agreement to insert a reference to Section 19.2.4 and 19.2.15, so that Section 19.3.3 reads as follows:

“19.3.3     Certain Events. Upon the occurrence of a Termination Event described in Section 19.2.1, 19.2.3, 19.2.4, 19.2.5, 19.2.6, 19.2.7, 19.2.8, 19.2.9, 19.2.10, 19.2.11, 19.2.12 or 19.2.15, the Terminating Party’s notice pursuant to Section 19.3.1 shall terminate this Agreement immediately.”
3.Miscellaneous.
a.Force and Effect. All provisions of the Agreements not specifically amended hereby shall remain in full force and effect.
b.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (United States of America) without regard to principles of conflict of laws that would specify the use of other laws.
c.Confidentiality; Dispute Resolution; Immunity. The provisions of Section 18 (Confidentiality), Section 20.1 (Dispute Resolution), Section 20.4 (Immunity) and Section 20.5 (Waiver of Jury Trial) of the Agreements shall apply in this Amendment as if incorporated herein mutatis mutandis on the basis that references therein to the applicable Agreement are to this Amendment.
d.Entire Agreement. Each Agreement, as amended by this Amendment, constitutes the entire agreement between the Parties, and includes all promises and representations, express or implied, and supersedes all other prior agreements and representations, written or oral, between the Parties relating to the subject matter thereof.
e.Severability. If a court of competent jurisdiction or arbitral tribunal determines that any clause or provision of this Amendment is void, illegal, or unenforceable, the other clauses and provisions of the Amendment shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal, or unenforceable shall be limited so that they shall remain in effect to the maximum extent permissible by law.
f.Counterparts. This Amendment may be executed by signing the original or a counterpart thereof (including by facsimile or email transmission). If this Amendment is executed in counterparts, all counterparts taken together shall have the same effect as if the undersigned parties hereto had signed the same instrument.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed as of the date first written above.
SELLER:                        BUYER:
Driftwood LNG LLC                    Shell NA LNG LLC

/s/ XXXXXXXXXX__________________        /s/ XXXXXXXXXX__________________
Name: XXXXXXXXXX                Name: XXXXXXXXXX
Title:    XXXXXXXXXX                Title: XXXXXXXXXX

[Signature Page to Amendment No. 1 of LNG Sale and Purchase Agreement]